Exhibit 99.2
1 LL Flooring Investor Presentation May 4 , 2022

2 The following information includes statements of the Company's expectations, intentions, plans and beliefs that constitute "forward - looking statements" within the meanings of the Private Securities Litigation Reform Act of 1995 .. These statements, which may be identified by words such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "thinks," "estimates," "seeks," "predicts," "could," "projects," "potential" and other similar terms and phrases, are based on the beliefs of the Company's management, as well as assumptions made by, and information currently available to, the Company's management as of the date of such statements .. These statements are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond the Company's control .. These risks include, without limitation, the impact of any of the following : a sustained period of inflation impacting product cost and consumer spending ; transportation availability and costs ; inability to hire and/or retain employees ; obtaining products from abroad, including the effects of the COVID - 19 pandemic and tariffs, delays in shipping, as well as the effects of antidumping and countervailing duties ; having sufficient inventory for consumer demand ; reduced consumer spending due to last year’s significant government stimulus ; inability to staff stores due to the COVID - 19 pandemic ; the impact of the war in Ukraine on the Company’s European suppliers and transportation costs ; the outcomes of legal proceedings, and the related impact on liquidity ; reputational harm ; obligations under various settlement agreements and other compliance matters ; disruptions due to cybersecurity threats, including any impacts from a network security incident ; inability to open new stores, find suitable locations for new stores, and fund other capital expenditures ; inability to execute on our key initiatives or such key initiatives do not yield desired results ; managing growth ; damage to our assets ; disruption to our ability to distribute our products, including due to severe weather ; operating an office in China ; managing third - party installers and product delivery companies ; renewing store, warehouse, or other corporate leases ; having sufficient suppliers ; our, and our suppliers’, compliance with complex and evolving rules, regulations, and laws at the federal, state, and local level ; product liability claims, marketing substantiation claims, wage and hour claims, employment classification claims and other labor and employment claims ; availability of suitable hardwood, including due to disruptions from the impacts of severe weather ; sufficient insurance coverage, including cybersecurity insurance ; access to and costs of capital ; the handling of confidential customer information, including the impacts from the California Consumer Privacy Act and other applicable data privacy laws and regulations ; management information systems disruptions ; alternative e - commerce offerings ; our advertising and overall marketing strategy, including anticipating consumer trends ; competition ; impact of changes in accounting and regulatory guidance, including implementation guidelines and interpretations related to Environmental, Social, and Governance (“ESG”) matters ; internal controls ; stock price volatility ; and anti - takeover provisions .. The Company specifically disclaims any obligation to update these statements, which speak only as of the dates on which such statements are made, except as may be required under the federal securities laws .. For a discussion of the risks and uncertainties that could cause actual results to differ from those contained in the forward looking statements, see the “Risk Factors” section of the Company’s annual report on Form 10 - K for the year ended December 31 , 2021 , and the Company’s other filings with the Securities and Exchange Commission (“SEC”) .. Such filings are available on the SEC’s website at www .. sec .. gov and the Company’s Investor Relations website at www .. investors .. llflooring .. com .. Please also refer to the financial statements and notes and management discussion included in our annual report on Form 10 - K and our quarterly reports on Form 10 - Q for definitions of key terms including comparable store net sales, average sale, comparable store traffic and Selling, General and Administrative (SG&A) expenses .. Safe Harbor Statement

3 Non - GAAP Financial Measures To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses the following non - GAAP financial measures: ( i ) Adjusted Operating Income, (ii) Adjusted Operating Margin, (iii) Adjusted EBITDA and (iv) Adjusted EBITDA Margin. These non - GAAP financial measures should be viewed in addition to, and not in lieu of, financial measures calculated in accordance with GAAP. These supplemental measures may vary from, and may not be comparable to, similarly titled measures by other companies. The non - GAAP financial measures are presented because management uses these non - GAAP financial measures to evaluate the Company’s operating performance and, in certain cases, to determine incentive compensation. Therefore, the Company believes that the presentation of non - GAAP financial measures provides useful supplementary information to, and facilitates additional analysis by, investors. The presented non - GAAP financial measures exclude items that management does not believe reflect the Company’s core operating performance, which include regulatory and legal settlements and associated legal and operating costs , changes in antidumping and countervailing duties, as such items are outside the control of the Company or are due to their in her ent unusual, non - operating, unpredictable, non - recurring or non - cash nature. See Non - GAAP reconciliation in the Appendix contained herein.

4 Investment Rationale 1 Strong, Unique Competitive Positioning with New Executive Leadership Driving Transformation 2 Well Positioned to Increase Share in a Large, Growing & Fragmented Market 4 Compelling Growth Strategies Strong Balance Sheet and Liquidity 3 Our Vision: Become customers ’ first choice in hard - surface flooring by providing the best experience from inspiration to installation

5 Strong, Unique Competitive Positioning

6 LL Flooring At A Glance Key Facts and Figures: • 431* stores nationwide and robust Ecommerce capabilities • Owned distribution through East and West Coast centers • High - touch expert service at competitive price a key differentiator • All private - label high quality flooring • More than 500 varieties of hard - surface flooring • Exclusive, direct product sourcing from diversified supplier base • Serve multiple customers: Pros, need it installed and DIY • Dedicated Pro services and pricing • Installation provided through professional third - party contractors • Listed NYSE: LL From inspiration to installation, we deliver the floors customers love *As of March 31, 2022

7 Inspiration to Installation, We Deliver Floors Customers Love Flooring is a complex transaction – we provide an end - to - end solution including installation – creating floors customers love Inspiration Expert Consultation Installation

8 We Serve Multiple Customers We serve Pros, DIYers and installation customers ✓ Dedicated Pro website ✓ Competitive Pro pricing ✓ Real - time access to inventory ✓ Expert Pro account reps Pro’s DIY/I Have a Pro Installation ✓ PictureIt online inspiration ✓ Floor Finder ✓ Free samples ✓ Virtual consultation ✓ In - store expertise ✓ Free in - home quote ✓ Installation project tracker ✓ Professional network of independent installers Homeowners

9 National Store Footprint in All Major Markets 431 stores 2 DC’s Source: Company filings as of March 31, 2022 7 3 6 43 10 7 33 11 3 2 15 10 3 5 6 12 9 3 12 7 7 4 1 17 1 2 1 3 22 15 3 9 21 10 2 9 30 3 1 10 7 5 0 17 4 14 5 1

10 Guide Customers Through Seamless Omnichannel Experience Positioning LL Flooring as the go - to expert in flooring through a comprehensive, seamless experience across our website, customer contact center and stores LLFlooring.com Customer Contact Center 431 Stores

11 LL Flooring Well Positioned to Win Customers The high - touch service of an independent combined with the value and convenience of a national brand Accessible Expertise Leading Trend - Right, In - Stock Assortment Guided Journey from Inspiration to Installation All at a Compelling Value Big Box Convenience Value Independent Service Expertise Friendly flooring experts “ Our sales associate was incredibly friendly and knowledgeable. He had a great approach in teaching about how to choose the right flooring and the current trends in the industry. His technical expertise is invaluable. - DIY, FL Best quality and value for homeowners “The team is excellent, the selection is great, the quality is fantastic and what an awesome value. thank you all! - DIY, GA Great selection and value for Pros “Great service, great value, plus I love the large selection of flooring in the store, I will be using LL flooring for all my future projects - Pro, VT

12 Building a Strong Company Culture Obsessed with Serving Our Ideal Customers • Focusing the entire organization on a shared vision, purpose and values • Defining our ideal customer who values quality trend - right flooring, seeks our expertise and appreciates guided project support • Embracing core values to build a strong company culture and support our vision and growth strategies

13 Charles Tyson President and Chief Executive Officer Nancy Walsh Chief Financial Officer Michael Dauberman Chief Growth Officer Matt Argano Chief Human Resources Officer Douglas Clark Senior Vice President, Merchandising and Supply Chain Damien McGaugh Senior Vice President, Store Operations Jennifer Bohaty Chief Ethics and Compliance Officer Alice Givens Chief Legal Officer Strong Executive Leadership Team Driving Transformation

14 From Transformation to Accelerated Growth 2019 – 2021 Transformation Merchandising & Sourcing eCommerce Rebrand Pricing/Promotion Strategy 2022 - 2024 Acceleration New Stores Pro Sales Awareness Customer Experience Product Innovation Driving people & culture to enable growth Transformation provides springboard for accelerated growth

15 Well Positioned to Increase Share in a Large, Growing and Fragmented Industry

16 *Source: Management estimates based on Catalina Research Report on Floor Covering Industry, Annual Market Report 2021 ; End - user purchases in all markets; does not include installation labor and non - flooring accessory products Large, Growing Addressable Market 2021E U.S. Hard - Surface Flooring Market Vinyl, Hardwood, Laminate, Tile $36 Billion* +8.3% CAGR 2021 - 2027E* Hard Surface Flooring + Long - term Secular Housing and Remodeling Tailwinds

17 Fragmented Market and Customer Need for Expert Guidance Provide Opportunity to Take Market Share *Source: Management estimates based on 2021E from Catalina Research Report on Floor Covering Industry, Annual Market Report 2021 (numbers do not add to 100% due to rounding) U.S. consumer market for flooring is highly fragmented (2021E)* Big ticket flooring purchase that requires expert and trusted advice 37% 36% 2% 7% 8% 11% Independent Specialty Home Centers Distributors & Manufacturers Nat'l Hardwood Flooring Shop at Home Other Retail

18 Compelling Growth Strategies

19 Goal of 9% three - year n et s ales CAGR and improved profitability Goal of $1.5 Billion in Net Sales with Expanded Margin by 2024 ($B) 2021 2024E 1.5 1.15 Net Sales 2021 2024E 0 0.2 0.4 0.6 0.8 1 1.2 0 1 2 3 4 5 6 7 6.3%* Adj. EBITDA *Adjusted EBITDA margin, a non - GAAP measure. Please see the Appendix for a reconciliation to the closest GAAP measure.

20 Compelling Growth Strategies Accelerate New Store Openings Grow Sales to Pro Customers Broaden New Brand Awareness Improve Customer Experience Innovate New Products Drive People & Culture

21 2021 2022E 2023E 2024E ~100 New Stores by 2024 7% CAGR Accelerate New Store Openings Substantial opportunity to open new stores in both new and existing markets to more conveniently serve customers • Improving customer convenience by expanding store footprint • Using data to identify high - potential locations • New whitespace markets • Increasing density in growing markets • Focusing on quality retail corridors • Targeting ~100 new stores to open by 2024 • 20 - 25 new stores in 2022, up from net 14 in 2021 • Accelerating new stores in 2023 & 2024 • Attractive average return on investment 424 524

22 Grow Pro Customer Sales Grow Pro by delivering quality floors at a good value, being easy to do business with, and providing dedicated expert service • Building on Pro pricing, enhanced web experience, and relationships making it easy to do business • Expanding Pro Account Rep and National Account Rep programs in local and regional markets • Executing personalized Pro marketing to communicate value aligned to Pro needs • Executing new Pro activation campaign in conjunction with new store openings Building on Record Pro Sales in 2021! Dedicated Pro Pricing Enhanced Pro Web Experience Dedicated Pro Account Reps Personalized Pro Marketing New Store Pro Activation

23 Broaden Awareness for LL Flooring Brand • Attracting customers who value: • quality, • on - trend design, • affordable expertise and • a complete end - to - end solution • Omnichannel Elements: • New website and digital platform launched December 2020 • Store rebranding to be completed in 2022 • ‘Floor Love’ Marketing Campaign launched May 2021 From inspiration to installation, get the floors you love, only at LL Flooring #FloorLove

24 Growing LL Flooring Brand Awareness Through Multiple Channels Leveraging all relevant channels to drive LL Flooring awareness TV Email Social

25 Improve the Customer Experience Deliver quality and exper tise through a best - in - class customer e xperience In - Store Digital Installation

26 Duravana Sets the Pace for Innovative New Products Leveraging our large global network of sourcing partners and talented merchant team to launch high - quality, beautiful innovative on - trend floors • Strong team of merchandising professionals focused on delivering high - quality beautiful on - trend collections • Extensive assortment of hard - surface flooring under multiple proprietary brand names, led by our flagships, Bellawood ® and Coreluxe ® and now Duravana TM hybrid resilient flooring • Leveraging large global sourcing partner network to innovate new products, with e xclusivity on décor and technology • Wide assortment of over 500 SKUs in - store and online

27 We Deliver Quality, On - Trend Hard - Surface Flooring at a Compelling Value Balanced Mix of Trend - Right Products Efficient, Diversified Factory Direct Sourcing 48% 25% 15% 12% Manufactured Products Solid and Engineered Hardwood Moldings, Accessories and Other Installation and Delivery Services *Manufactured products include engineered vinyl plank, laminate, vinyl, and porcelain tile * Net Sales Mix Quarter Ended March 31, 2022 Sourcing Mix Quarter Ended March 31, 2022 Source: Company filings as of May 4, 2022; Amounts may not sum due to rounding 47% 25% 16% 10% 3% North America Asia - Other Asia-China Europe South America

28 Drive People & Culture Initiatives Our commitment to building a diverse customer - obsessed workforce delivers an exceptional customer experience Customer Obsessed We actively engage with our internal and external customers to understand their needs, and passionately seek to offer the best service Embrace Diversity We foster an environment where differences are celebrated and unique perspectives are encouraged and accepted Arrive with Integrity We do the right thing and honor our commitments every day Seize Opportunities We confront opportunities with a sense of urgency and take advantage of our strengths to deliver proactive solutions Be Resilient We learn from our experience and remain engaged in the presence of adversity Own Our Outcomes We accept and take responsibility for all our actions CORE VALUES

29 Strong Balance Sheet & Liquidity

30 12 9 170 85 68 102 44 142 FY 18 FY 19 FY 20 FY 21 Liquidity ($M) Cash & Cash Equivalents Availability 80 111 214 227 Strong Balance Sheet* & Liquidity to Fund Growth Strong balance s heet and liquidity; continually review capital allocation priorities to maximize long - term shareholder value *No debt as of March 31, 2022 Capital Allocation Priorities • Rebuild inventories to optimal levels in 2022 ~$50M - $70M • Invest in Growth Initiatives 2022 CapEx ~$28M - $32M • Opportunistic Share Repurchase Under $50M Authorization

31 Recent Financial Update – Q1 2022 • Q1 2022 results in line with Company expectations • Total net sales down 1.6% and comparable store sales down 3.6% • Comparable store sales increased sequentially from Q4 2021 and were up 3.3% on a two - year stack basis • Record double - digit sales to Pro customers and 4.1% increase in net services sales were more than offset by declines in sales to homeowners • Mitigated significant supply chain headwinds through pricing, promotion and alternative country/vendor sourcing • Reduced sourcing of tariffed goods from China to 16% in Q1 2022 from 23% in Q1 2021 • SG&A spend reflected increased investments in growth initiatives such as new stores and Pro sales as well as continued investment in customer - facing and distribution center personnel • Opened 7 new stores • Increased total inventories by $64 million compared to December 31, 2021 • Strong balance sheet with $231 million of liquidity • Commenced share repurchase program in April • Company expects to deliver positive net sales and comparable store sales growth for FY 2022 • Company reiterated its goal to achieve $1.5 billion in net sales with expanded operating margin by 2024 Delivered Q1 2022 results in line with expectations in the face of macroeconomic headwinds

32 GAAP to Non - GAAP Adjustments

33 GAAP to Non - GAAP Adjustments 1 Amounts may not sum due to rounding. 2 Represents net antidumping and countervailing income associated with applicable prior - year shipments of engineered hardwood from China. 3 T his amount represents the charge to earnings for the Mason and Savidis matters in the first quarter of 2021 and $0.9 million of insurance recoveries in the second half of 2021 related to certain significant legal actions. These items are described more fully in Item 8. Note 10 to the consolidated financial sta tem ents filed in the December 31, 2021 10 - K. 4 This amount represents charges to earnings related to our defense of certain significant legal actions during the period. Th is does not include all legal costs incurred by the Company. LL Flooring GAAP to Non - GAAP Reconciliation (in thousands, except percentages) Items impacting adjusted Consolidated EBITDA (a non - GAAP measure) include: Year Ended December 31, 2021 $ % of Sales (in thousands) 1 Operating Income, as reported (GAAP) $ 52,686 4.6 % Gross Margin Items: Antidumping Adjustments 2 (6,279) (0.5) % Gross Margin Subtotal (6,279) (0.5) % SG&A Items: Accrual for Legal Matters and Settlements 3 6,800 0.6 % Legal and Professional Fees 4 501 0.0 % SG& A Subtotal 7,301 0.6 % Adj usted Operating Income/Margin (a non - GAAP measure) 53,708 4.7 % Dep reciation and amortization 18,833 1.6 % Consolidated Adjusted EBITDA (Non - GAAP) $ 72,5 41 6.3%